The UBS Investment Trust

Prospectus and SAI Supplement

UBS Investment Trust

UBS U.S. Allocation Fund

Supplement to the Prospectus and the Statement of Additional Information, each dated December 27, 2013, as supplemented

May 22, 2014

Dear Investor,

At a recent meeting of the Board of Trustees (the "Board") of the UBS Investment Trust (the "Trust"), the Board approved to expand the categories of investors eligible to purchase Class Y shares of the UBS U.S. Allocation Fund (the "Fund") to include wrap fee advisory program accounts, effective on or about July 28, 2014. In connection with that change, Class Y shares will be redesignated as "Class P" shares. Wrap fee advisory program accounts currently holding Class A shares or Class C shares of the Fund that are no longer subject to a contingent deferred sales charge ("post-CDSC") may be converted into the newly designated Class P shares beginning on or about July 28, 2014 (the "Conversion"). The timing of the Conversion is at the discretion of each financial intermediary.

Wrap fee advisory program account shareholders converting from Class A and Class C (post-CDSC) shares into Class P shares of the Fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. Such shareholders are not expected to incur any transaction costs in connection with the Conversion, including redemption fees. It is expected that the Conversion will be tax-free for federal income tax purposes, which means that former Class A and Class C (post-CDSC) shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

The shareholders of the newly-designated Class P shares of the Fund may not able to exchange their shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for further information.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-666